HC Capital Trust
Specialist Manager Compliance Checklist
For the Quarter ended December 31, 2012

RULE 10f-3 AFFILIATED UNDERWRITER TRANSACTIONS

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
                                                                                                                  % OF
                                                                                                                   TOTAL
                                                                                                                  OFFERING  RECEIVED
                                                                                                                     IN       COPY
                     SPECIALIST     SECURITY /                           AFFILIATED          DATE        TOTAL     MANAGED    FORM
     PORTFOLIO        MANAGER        ISSUER           UNDERWRITER       UNDERWRITER        ACQUIRED    ACQUIRED    PORTION   10F-3?
------------------------------------------------------------------------------------------------------------------------------------
Core Fixed           Seix         CC Holdings       Bank of America   SunTrust Robinson   12/11/2012  $231,000      0.02%     Yes
Income               Investment   GS V LLC                            Humphrey
                     Advisors
Core Fixed           Seix         Morgan Stanley    Morgan Stanley    SunTrust Robinson   10/18/2012  $333,000      0.02%     Yes
Income               Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         HDTFS Inc.        Barclays          SunTrust Robinson   10/1/2012   $355,000      0.07%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         HDTFS Inc.        Barclays          SunTrust Robinson   10/1/2012   $535,000      0.08%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         Crown Castle      Bank of America   SunTrust Robinson   10/3/2012   $500,000      0.03%     Yes
Opportunity          Investment   Intl Corp                           Humphrey
                     Advisors
Fixed Income         Seix         LIN Television    JP Morgan         SunTrust Robinson   10/4/2012   $1,330,000    0.46%     Yes
Opportunity          Investment   Corp.                               Humphrey
                     Advisors
Fixed Income         Seix         HD Supply Inc.    Bank of America   SunTrust Robinson   10/9/2012   $1,330,000    0.13%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         CVR Refining LLC  Credit Suisse     SunTrust Robinson   10/10/2012  $1,320,000    0.26%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         IMS Health Inc.   Goldman Sachs     SunTrust Robinson   10/16/2012  $825,000      0.17%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         HCA Inc.          Bank of America   SunTrust Robinson   10/16/2012  $2,350,000    0.19%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         Post Holding Inc. Credit Suisse     SunTrust Robinson   10/22/2012  $735,000      0.29%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         Halcon Resources  Wells Fargo       SunTrust Robinson   10/23/2012  $1,850,000    0.25%     Yes
Opportunity          Investment   Corp.                               Humphrey
                     Advisors
Fixed Income         Seix         Plains            JP Morgan         SunTrust Robinson   10/23/2012  $2,850,000    0.19%     Yes
Opportunity          Investment   Exploration                         Humphrey
                     Advisors
Fixed Income         Seix         Spectrum Brands   Barclays          SunTrust Robinson   11/1/2012   $320,000      0.06%     Yes
Opportunity          Investment   Escrow Corp.                        Humphrey
                     Advisors
Fixed Income         Seix         Spectrum Brands   Barclays          SunTrust Robinson   11/1/2012   $320,000      0.06%     Yes
Opportunity          Investment   Escrow Corp.                        Humphrey
                     Advisors
Fixed Income         Seix         Graftech          JP Morgan         SunTrust Robinson   11/15/2012  $660,000      0.22%     Yes
Opportunity          Investment   International                       Humphrey
                     Advisors
Fixed Income         Seix         Sealed Air Corp.  Bank of America   SunTrust Robinson   11/15/2012  $460,000      0.11%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         HCA Holdings LLC  Citigroup         SunTrust Robinson   12/3/2012   $345,000      0.03%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         NCR Corp.         JP Morgan         SunTrust Robinson   12/4/2012   $1,990,000    0.40%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         PVH Corp.         Barclays          SunTrust Robinson   12/6/2012   $480,000      0.07%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         AMC Networks Inc. Bank of America   SunTrust Robinson   12/10/2012  $400,000      0.07%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Fixed Income         Seix         Cleaver Brooks    Royal Bank of     SunTrust Robinson   12/11/2012  $390,000      0.13%     Yes
Opportunity          Investment   Inc.              Canada            Humphrey
                     Advisors
Fixed Income         Seix         CCO Holdings LLC  Deutsche          SunTrust Robinson   12/12/2012  $1,310,000    0.13%     Yes
Opportunity          Investment                                       Humphrey
                     Advisors
Intermediate Term    Standish     PA State Econ     Bank of America   BNY Mellon Capital  10/3/2012   $3,500,000    0.32%     Yes
Municipal Bond       Mellon       Unemployment Comp.                  Markets, LLC
                     Asset Management Company
US Corporate Fixed   Seix         CC Holdings       Bank of America   SunTrust Robinson   12/11/2012  $1,446,000    0.14%     Yes
Income Securities    Investment   GS V LLC                            Humphrey
                     Advisors
US Corporate Fixed   Seix         Morgan Stanley    Morgan Stanley    SunTrust Robinson   10/18/2012  $2,110,000    0.11%     Yes
Income Securities    Investment                                       Humphrey
                     Advisors

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